Exhibit 99.1
FIDELITY NATIONAL FINANCIAL, INC.
Unaudited Summary of Earnings, Segment Information and Summary Balance
Sheet Information for the Three-Month and Twelve-Month Periods Ended
December 31, 2008 and 2007
FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Direct title premiums	$227,896	$343,602	$1,140,266	$1,601,768
Agency title premiums	383,623	521,084	1,554,743	2,198,690

Total title premiums	611,519	864,686	2,695,009	3,800,458
Escrow, title-related and other fees	291,467	295,935	1,148,539	1,132,415

Total title and escrow	902,986	1,160,621	3,843,548	4,932,873

Specialty insurance	94,502	88,854	373,392	386,427
Interest and investment income	31,419	44,403	134,370	185,417
Realized gains and losses	(4,062)	6,009	(19,824)	18,458

Total revenue	1,024,845	1,299,887	4,331,486	5,523,175

Personnel costs	289,904	385,240	1,355,845	1,700,935
Other operating expenses	297,599	294,848	1,194,377	1,109,438
Agent commissions	306,352	399,875	1,218,044	1,698,215
Depreciation and amortization	34,449	37,198	141,128	130,092
Claim loss expense	82,808	240,381	630,404	653,876
Interest expense	14,416	17,747	65,351	54,941

Total expenses	1,025,528	1,375,289	4,605,149	5,347,497

Earnings (loss) before income taxes	(683)	(75,402)	(273,663)	175,678
Income tax expense	(5,529)	(34,665)	(117,675)	46,776

Earnings (loss) before equity investments and minority interest	4,846	(40,737)	(155,988)	128,902

Earnings (loss) from equity investments	(5,990)	(3,785)	(13,375)	835
Minority interest	513	415	(3,574)	(32)

Net earnings (loss)	$(1,657)	$(44,937)	$(165,789)	$129,769

Net earnings (loss) per share — basic	$(0.01)	$(0.21)	$(0.79)	$0.60

Net (loss) earnings per share — diluted	$(0.01)	$(0.21)	$(0.79)	$0.59

Weighted average shares — basic	209,283	212,363	209,974	216,583

Weighted average shares — diluted	209,283	212,363	209,974	219,989

Direct operations orders opened	428,200	462,000	1,860,400	2,259,800
Direct operations orders closed	245,200	296,600	1,121,200	1,434,800
Fee per file	$1,455	$1,693	$1,503	$1,635
Actual title claims paid	$50,331	$95,450	$278,162	$303,061

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended			Specialty	Corporate
December 31, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$997,488	$872,614	$94,502	$30,372
Interest and investment income	31,419	28,978	2,662	(221)
Realized gains and losses	(4,062)	(2,975)	102	(1,189)

Total revenue	1,024,845	898,617	97,266	28,962

Personnel costs	289,904	266,865	10,775	12,264
Other operating expenses	297,599	238,279	37,088	22,232
Agent commissions	306,352	306,352	—	—
Depreciation and amortization	34,449	27,319	671	6,459
Claim loss expense	82,808	52,251	30,557	—
Interest expense	14,416	581	24	13,811

Total expenses	1,025,528	891,647	79,115	54,766

Earnings (loss) before income taxes	(683)	6,970	18,151	(25,804)
Income tax expense	(5,529)	(97)	3,915	(9,347)

Earnings (loss) before equity investments and minority interest	4,846	7,067	14,236	(16,457)
Earnings (loss) from equity investments	(5,990)	(1,910)	—	(4,080)
Minority interest	513	959	—	(446)

Net earnings (loss)	$(1,657)	$4,198	$14,236	$(20,091)

Open orders	428,200	428,200	—	—
Closed orders	245,200	245,200	—	—

Three Months Ended			Specialty	Corporate
December 31, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,249,475	$1,129,064	$88,854	$31,557
Interest and investment income	44,403	39,691	3,979	733
Realized gains and losses	6,009	2,934	26	3,049

Total revenue	1,299,887	1,171,689	92,859	35,339

Personnel costs	385,240	358,216	11,252	15,772
Other operating expenses	294,848	242,466	36,484	15,898
Agent commissions	399,875	399,875	—	—
Depreciation and amortization	37,198	33,545	1,623	2,030
Claim loss expense	240,381	200,588	39,793	—
Interest expense	17,747	3,382	281	14,084

Total expenses	1,375,289	1,238,072	89,433	47,784

Earnings (loss) before income taxes	(75,402)	(66,383)	3,426	(12,445)
Income tax expense	(34,665)	(30,925)	1,165	(4,905)

Earnings (loss) before equity investments and minority interest	(40,737)	(35,458)	2,261	(7,540)
Earnings from equity investments	(3,785)	520	—	(4,305)
Minority interest	415	1,534	—	(1,119)

Net earnings (loss)	$(44,937)	$(36,472)	$2,261	$(10,726)

Open orders	462,000	462,000	—	—
Closed orders	296,600	296,600	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Twelve Months Ended			Specialty	Corporate
December 31, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$4,216,940	$3,729,259	$373,392	$114,289
Interest and investment income	134,370	120,157	12,929	1,284
Realized gains and losses	(19,824)	(30,498)	(3,007)	13,681

Total revenue	4,331,486	3,818,918	383,314	129,254

Personnel costs	1,355,845	1,253,563	45,228	57,054
Other operating expenses	1,194,377	950,006	158,269	86,102
Agent commissions	1,218,044	1,218,044	—	—
Depreciation and amortization	141,128	114,989	4,896	21,243
Claim loss expense	630,404	490,952	139,452	—
Interest expense	65,351	5,657	487	59,207

Total expenses	4,605,149	4,033,211	348,332	223,606

Earnings (loss) before income taxes	(273,663)	(214,293)	34,982	(94,352)
Income tax expense	(117,675)	(87,408)	11,658	(41,925)

Earnings (loss) before equity investments and minority interest	(155,988)	(126,885)	23,324	(52,427)
Earnings (loss) from equity investments	(13,375)	1,073	—	(14,448)
Minority interest	(3,574)	1,518	—	(5,092)

Net earnings (loss)	$(165,789)	$(127,330)	$23,324	$(61,783)

Open orders	1,860,400	1,860,400	—	—
Closed orders	1,121,200	1,121,200	—	—

Twelve Months Ended			Specialty	Corporate
December 31, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$5,319,300	$4,835,032	$386,427	$97,841
Interest and investment income	185,417	164,874	16,231	4,312
Realized gains and losses	18,458	5,080	23	13,355

Total revenue	5,523,175	5,004,986	402,681	115,508

Personnel costs	1,700,935	1,594,516	45,499	60,920
Other operating expenses	1,109,438	891,838	144,992	72,608
Agent commissions	1,698,215	1,698,085	—	130
Depreciation and amortization	130,092	120,223	6,046	3,823
Claim loss expense	653,876	502,250	151,626	—
Interest expense	54,941	14,597	1,478	38,866

Total expenses	5,347,497	4,821,509	349,641	176,347

Earnings (loss) before income taxes	175,678	183,477	53,040	(60,839)
Income tax expense	46,776	49,275	19,271	(21,770)

Earnings (loss) before equity investments and minority interest	128,902	134,202	33,769	(39,069)
Earnings from equity investments	835	2,467	—	(1,632)
Minority interest	(32)	2,889	—	(2,921)

Net earnings (loss)	$129,769	$133,780	$33,769	$(37,780)

Open orders	2,259,800	2,259,800	—	—
Closed orders	1,434,800	1,434,800	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	December 31,	December 31,
	2008*	2007
	(unaudited)
Cash and investment portfolio	$4,705,227	$4,671,383
Goodwill	1,355,250	1,339,705
Title Plant	427,971	331,888
Total assets	8,257,116	7,587,853
Notes payable	1,350,849	1,167,739
Reserve for claim losses	2,607,180	1,419,910
Secured trust deposits	474,073	689,935
Total stockholders’ equity	2,816,842	3,244,088
Book value per share	13.11	15.23

*	Balance sheet amounts are preliminary and may change subject to the completion of the purchase accounting analysis for the acquisition of Commonwealth Land Title, Lawyers Title and United Capital Title
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